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                                                                   Exhibit 24.01

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of shares of Common Stock of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his/her substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Brown, Jr.                          /s/ Freda S. Johnson
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 Joseph W. Brown, Jr.                             Freda S. Johnson

/s/ David C. Clapp                                /s/ Daniel P. Kearney
---------------------------------                 ------------------------
David C. Clapp                                    Daniel P. Kearney

/s/ Gary C. Dunton                                /s/ James A. Lebenthal
---------------------------------                 ------------------------
Gary C. Dunton                                    James A. Lebenthal

/s/ Claire L. Gaudiani                            /s/ Pierre-Henri Richard
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Claire L. Gaudiani                                Pierre-Henri Richard

/s/ William H. Gray, III                          /s/ John A. Rolls
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William H. Gray, III                              John A. Rolls